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Ocwen Asset Investment Corp.                                          EXHIBIT 99
1675 Palm Beach Lakes Boulevard
West Palm Beach, FL 33401
NYSE Symbol: OAC
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NEWS RELEASE: IMMEDIATE                                            JULY 23, 1998

OCWEN ASSET INVESTMENT CORP. ANNOUNCES STRONG RESULTS FOR THE SECOND QUARTER

SECOND QUARTER HIGHLIGHTS

o   POSTED  RECORD NET INCOME OF $6.6  MILLION,  THE  HIGHEST  ACHIEVED  FOR ANY
    QUARTER
o   ACHIEVED RECORD FFO OF $0.39 PER SHARE FOR THE SECOND QUARTER
o CLOSED TRANSACTION VOLUME OF $352.8 MILLION FOR THE QUARTER, THE LARGEST VOLUME OF TRANSACTIONS CLOSED IN ANY QUARTER
o CLOSED TOTAL TRANSACTIONS SINCE THE IPO TOTALING $845.9 MILLION, OF WHICH $779.6 MILLION WERE FUNDED

WEST PALM BEACH, FL - Ocwen Asset Investment Corp. (NYSE: OAC) today reported funds from operations ("FFO") of $0.39 per share for the quarter ended June 30, 1998, as compared to $0.11 per share for the period May 14, 1997 to June 30, 1997, the comparable period in 1997 (which began on the date OAC completed its initial public offering). FFO for the quarter was the highest achieved for any quarter to date since OAC went public 14 months ago. OAC reported net income of $6.6 million, or $0.35 per share, for the quarter ended June 30, 1998, compared to net income of $2.1 million, or $0.11 per share, for the period May 14, 1997 to June 30, 1997. Christine A. Reich, President of OAC, stated, "We are pleased with the strong second quarter results. Net income for the second quarter is the highest reported to date for any quarter at OAC, reflecting our disciplined approach to investing in opportunistic assets that we believe have the ability to provide significant risk-adjusted returns to our shareholders by leveraging the recognized servicing and transactional expertise of Ocwen Financial Corporation (NYSE: OCN)."

OAC also announced today that for the quarter ended June 30, 1998, it has closed transactions totaling approximately $352.8 million, of which $347.5 has been funded. This activity brings OAC's total closed transactions since its initial public offering, net of repayments, to $845.9 million as of June 30, 1998. Of this amount, $779.6 million has been funded and the remaining $66.3 million is to be funded over the construction and renovation periods, which range from 6 to 30 months.

SELECTED OPERATING RESULTS

                                                      Three months ended            Six months ended           May 14, 1997
                                                         June 30, 1998               June 30, 1998            To June 30,1997
---------------------------------------------      -------------------------    -----------------------   ------------------------
Dollars in thousands, except per share data        Amount       Per Share(1)    Amount     Per Share(1)   Amount      Per Share(1)
---------------------------------------------      ------       ------------    ------     ------------   ------      ------------
Operating results:
   Revenues..................................    $  19,860                    $  26,256                  $ 2,483
   Expenses..................................       13,214                       16,156                      423
   Gain (loss) on securities held for trading           --                      (13,958)                      --
   Net income (loss).........................        6,646       $  0.35         (3,858)    $ (0.20)       2,060        $  0.11
   Funds from operations.....................        7,405          0.39         11,162        0.58        2,060           0.11
   Dividends.................................                       0.41(2)                    0.66(2)                     0.10
Diluted Weighted average common shares
  outstanding ...............................       19,088                       19,184                   19,390

(1) Per share amounts are based on diluted weighted average common shares outstanding.

(2) Does not include June 1998 special dividend of $0.08 per share attributable to OAC's remaining undistributed 1997 taxable income.


--------------------------------------------------------------------------------
Contacts                   Mark S. Zeidman                   (561) 682-8600
                           Christine A. Reich                (561) 682-8569
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                                       5

Ocwen Asset Investment Corp. (OAC)
Second Quarter Results
July 23, 1998


SELECTED BALANCE SHEET ITEMS                                     June 30, 1998  December 31, 1997
                                                                 -------------  -----------------
Assets:
  Cash and cash equivalents ................................       $ 13,101         $ 48,677
  Securities available for sale ............................        415,933          146,027
  Commercial and Multifamily loans, net ....................         44,866               --
  Residential loans, net ...................................        138,669           15,831
  Discount loans, net ......................................          8,512           26,979
  Investment in real estate, net ...........................        176,925           45,430
Liabilities:
  Securities sold under agreements to repurchase ...........        223,820               --
  Obligations outstanding under line of credit .............        154,179               --
  Obligations outstanding under line of credit - Real estate        115,236               --
Total shareholders' equity .................................        273,681          271,258





                                                               ---------------------------------------------
SELECTED PERFORMANCE HIGHLIGHTS                                For the three    For the six    For the period
                                                                months ended    months ended   May 14,1997 to
                                                               June 30, 1998   June 30, 1998   June 30, 1997
                                                               -------------   -------------   --------------
Annualized yields
  Repurchase agreements and interest-bearing deposits .......       4.00%          5.01%          5.36%
  Securities held for trading ...............................      (7.49)        (16.45)            --
  Securities available for sale .............................      14.46          14.36          16.38
  Commercial and Multifamily loan portfolio, net ............      14.52          13.91             --
  Residential loan portfolio, net ...........................       7.38           7.46             --
  Discount loans, net .......................................      18.30          14.81           6.18
  Investments in Real estate ................................       5.19(1)        5.89(1)          --(1)
  Total (2) .................................................      10.22%          9.07%          7.56%

Annualized rates
  Securities sold under agreements to repurchase ............       7.61%          7.46%            --%
  Obligation outstanding under line of credit ...............       6.81           6.80             --
  Obligation outstanding under line of credit - Real estate .       7.94           7.94             --
  Total .....................................................       7.41%          7.35%            --%

Net interest margin..........................................       6.00%          5.94%          7.56%

(1) Yield is determined based upon real estate--net income plus depreciation and interest expense.

(2) The annualized yield for the three months and six months ended June 30, 1998 would have amounted to 10.75% and 11.06%, respectively, exclusive of the securities held for trading.

Ocwen Asset Investment Corp. (OAC)
Second Quarter Results
July 23, 1998


SELECTED RECENT DEVELOPMENTS

On June 11, 1998, OAC purchased for $13.1 million, a non rated subordinate interest collateralized by a pool of 1,414 first lien subprime mortgage loans. Ocwen Federal Bank FSB, a wholly-owned subsidiary of OCN ("OFB"), is the master servicer and servicer for these loans.

On June 15, 1998, OAC closed a $7.6 million commercial real estate loan to construct a 6-story, 183,000 square foot, 136-suite hotel, located in a Chicago suburb of Schaumburg, Illinois.

On June 18, 1998, OAC purchased for $13.9 million, a non rated subordinate interest collateralized by a pool of 2,432 loans consisting of subprime closed-end adjustable rate and fixed rate, fully amortizing and balloon loans. OFB is the special servicer of any loans which are 60 days or more delinquent.

On July 22, 1998, OAC closed the previously announced transaction to acquire the Prudential Building, a 488,080 square foot, 22 story office building in the central business district of Jacksonville, Florida for an aggregate purchase price of $36.0 million, plus closing costs. The purchase price was funded with cash on hand and advances from OAC's line of credit with Salomon Brothers Realty Corp. Simultaneous with this closing, OAC also leased 97% of the building back to the Prudential Insurance Co. of America, and sold two parcels of adjacent parking areas to an adjacent hospital for approximately $4.1 million. The Prudential lease has a term of four years with options to vacate the premises during the term of the lease as well as three subsequent extension options. OAC also entered into an agreement with the hospital pursuant to which the hospital is to lease up to 150,000 square feet in the Prudential Building for a nine-year period should Prudential exercise its termination option.

SELECTED RECENT COMMITMENTS

Currently, OAC has outstanding commitments of $43.7 million in commercial real estate construction and renovation loans.

Each of these commitments is subject to various closing conditions including, but not limited to, completion of satisfactory due diligence efforts, the negotiation of definitive purchase and sales agreements and/or conditions the borrowers or sellers must satisfy prior to OAC funding the transactions.

OTHER

Ocwen Asset Investment Corp., a hybrid mortgage REIT headquartered in West Palm Beach, Florida, invests in distressed commercial real estate, subordinate commercial mortgage-backed securities and subordinate and residual interests in residential mortgage-backed securities. OAC generally looks for opportunities to acquire these assets and leverage the special servicing and transactional capabilities of its manager, OCN, in order to realize above average yields or wider spreads. Using a disciplined approach to real estate investing, OAC seeks to uncover and invest in higher-yielding assets.

CERTAIN STATEMENTS CONTAINED HEREIN ARE NOT BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON VARIOUS ASSUMPTIONS (SOME OF WHICH ARE BEYOND OAC'S CONTROL), MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD(s) OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "BELIEVE," "COMMITMENT," FUTURE OR CONDITIONAL VERB TENSES, SIMILAR
TERMS, VARIATIONS ON SUCH TERMS OR NEGATIVES OF SUCH TERMS. ALTHOUGH OAC BELIEVES THE ANTICIPATED RESULTS OR OTHER EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, IT CAN GIVE NO ASSURANCE THAT THOSE RESULTS OR EXPECTATIONS WILL BE ATTAINED. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH STATEMENTS DUE TO RISKS, UNCERTAINTIES AND CHANGES WITH RESPECT TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, INTERNATIONAL, NATIONAL, REGIONAL, OR LOCAL ECONOMIC ENVIRONMENTS, GOVERNMENT FISCAL AND MONETARY POLICIES, PREVAILING INTEREST OR CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AFFECTING REAL ESTATE INVESTMENT TRUSTS, COMPETITIVE PRODUCTS AND PRICING, CREDIT, PREPAYMENT, BASIS AND ASSET/LIABILITY RISKS, LOAN SERVICING EFFECTIVENESS, INTEGRATION OF ACQUIRED

Ocwen Asset Investment Corp. (OAC)
Second Quarter Results
July 23, 1998



ASSETS AND BUSINESSES, THE FINANCIAL AND SECURITIES MARKETS, THE AVAILABILITY OF AND COSTS ASSOCIATED WITH OBTAINING ADEQUATE AND TIMELY SOURCES OF LIQUIDITY, DEPENDENCE ON EXISTING SOURCES OF FUNDING, THE SIZE AND NATURE OF THE SECONDARY MARKET FOR MORTGAGE LOANS AND THE MARKET FOR SECURITIZATIONS, GEOGRAPHIC CONCENTRATIONS OF ASSETS, OTHER FACTORS GENERALLY UNDERSTOOD TO AFFECT THE REAL ESTATE ACQUISITION, MORTGAGE AND LEASING MARKETS AND SECURITIES INVESTMENTS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN OAC'S REPORTS AND FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS REGISTRATION STATEMENT ON FORM S-11 AND PERIODIC REPORTS ON FORMS 10-Q, 8-K AND 10-K. OAC DOES NOT UNDERTAKE, AND SPECIFICALLY DISCLAIMS ANY OBLIGATION, TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS WHICH MAY BE MADE TO ANY FORWARD-LOOKING STATEMENTS TO REFLECT THE OCCURRENCE OF ANTICIPATED OR UNANTICIPATED EVENTS OR CIRCUMSTANCES AFTER THE DATE OF SUCH STATEMENTS.

ATTACHED ARE THE CONSOLIDATED FINANCIAL STATEMENTS.

Ocwen Asset Investment Corp. (OAC)
Second Quarter Results
July 23, 1998



                                       OCWEN ASSET INVESTMENT CORP.
                              CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                              June 30,       December 31,
                                                                               1998             1997
                                                                            (Unaudited)       (Audited)
                                                                           -------------    -------------
ASSETS
Cash and amounts due from depository institutions ......................   $  11,764,015    $     331,047
Interest bearing deposits ..............................................       1,336,511       48,346,076
Securities available for sale, at market value .........................     415,933,375      146,026,907
Commercial and Multifamily loan portfolio, net .........................      44,866,458               --
Residential loan portfolio, net ........................................     138,668,931       15,831,479
Discount loan portfolio, net ...........................................       8,511,730       26,978,888
Investment in real estate, net .........................................     176,925,349       45,430,039
Principal and interest receivable ......................................      13,157,828        2,518,272
Deposits on pending asset acquisitions .................................         503,500        1,000,000
Other assets ...........................................................      10,382,508        1,540,633
                                                                           -------------    -------------
                                                                           $ 822,050,205    $ 288,003,341
                                                                           =============    =============
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
    Securities sold under agreements to repurchase .....................   $ 223,819,860    $          --
    Obligation outstanding under line of credit ........................     154,179,487               --
    Obligation outstanding under line of credit - secured by Real estate     115,235,500               --
    Dividends and distributions payable ................................      10,179,129        7,458,750
    Accrued expenses, payables and other liabilities ...................      15,069,491        6,344,783
                                                                           -------------    -------------
                                                                             518,483,467       13,803,533
                                                                           -------------    -------------

Minority interest ......................................................      29,885,939        2,941,541
                                                                           -------------    -------------

STOCKHOLDERS' EQUITY:
    Preferred stock, $.01 par value; 25,000,000 shares authorized;
      0 shares issued and outstanding ..................................              --               --
    Common Stock, $.01 par value; 200,000,000 shares authorized;
      18,965,000 shares issued and outstanding
      at June 30, 1998 and December 31, 1997 ...........................         189,650          189,650
    Additional paid-in capital .........................................     294,461,432      280,503,838
    Distributions in excess of earnings ................................     (19,999,538)      (2,107,331)
    Unrealized gain (loss) on securities available for sale ............          81,221       (7,327,890)
    Accumulative translation adjustments ...............................      (1,051,966)              --
                                                                           -------------    -------------
      Total stockholders' equity .......................................     273,680,799      271,258,267
                                                                           -------------    -------------
                                                                           $ 822,050,205    $ 288,003,341
                                                                           =============    =============

Ocwen Asset Investment Corp. (OAC)
Second Quarter Results
July 23, 1998

                                            OCWEN ASSET INVESTMENT CORP.
                                       CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       For the          For the       For the Period
                                                                     Three months      Six months      May 14, 1997
                                                                        ended            ended              to
                                                                     June 30, 1998   June 30, 1998     June 30, 1997
                                                                     -------------   -------------     -------------
Interest income:
  Repurchase agreements and interest bearing deposits ..........     $     97,510     $    295,648     $  1,397,128
  Securities held for trading ..................................         (375,300)      (3,012,559)              --
  Securities available for sale ................................       11,534,635       16,183,217        1,005,184
  Commercial and Multifamily loans .............................        1,467,916        2,273,702               --
  Residential loans ............................................        2,178,010        2,613,031               --
  Discount loans ...............................................          423,421        1,326,198           80,495
                                                                     ------------     ------------     ------------
                                                                       15,326,192       19,679,237        2,482,807
                                                                     ------------     ------------     ------------
Interest expense:
  Securities sold under agreements to repurchase ...............        3,302,044        3,966,815               --
  Obligations outstanding under lines of credit ................        2,244,723        2,273,769               --
                                                                     ------------     ------------     ------------
                                                                        5,546,767        6,240,584               --
                                                                     ------------     ------------     ------------

  Net interest income before provision for loan losses .........        9,779,425       13,438,653        2,482,807
Provision for loan losses ......................................          100,976          206,049               --
                                                                     ------------     ------------     ------------

  Net interest income after provision for loan losses ..........        9,678,449       13,232,604        2,482,807
                                                                     ------------     ------------     ------------

Real estate-Operating income
  Rental income ................................................        4,515,204        6,549,491               --
  Other ........................................................           18,978           26,835               --
                                                                     ------------     ------------     ------------
                                                                        4,534,182        6,576,326               --
                                                                     ------------     ------------     ------------
Real estate-Operating expenses
  Rental operation .............................................        2,342,105        3,275,851               --
  Depreciation & amortization ..................................          758,484        1,062,921               --
  Interest .....................................................        1,689,103        1,689,103               --
                                                                     ------------     ------------     ------------
                                                                        4,789,692        6,027,875               --
                                                                     ------------     ------------     ------------
Real estate-Net Income .........................................         (255,510)         548,451               --
                                                                     ------------     ------------     ------------

Other expenses:
  Management fees ..............................................        1,704,751        2,533,632          341,000
  Due diligence expenses .......................................          174,955          367,644               --
  Foreign currency (gain) loss .................................               --         (116,953)              --
  Other ........................................................          386,439          576,094           81,583
                                                                     ------------     ------------     ------------
                                                                        2,266,145        3,360,417          422,583
                                                                     ------------     ------------     ------------

Gain (loss) on securities held for trading .....................               34      (13,957,594)              --
                                                                     ------------     ------------     ------------

  Income (loss)  before minority interest ......................        7,156,828       (3,536,956)       2,060,224
Minority interest in net income of operating partnership .......         (510,696)        (321,154)              --
                                                                     ------------     ------------     ------------
     Net (loss) income .........................................     $  6,646,132     $ (3,858,110)    $  2,060,224
                                                                     ============     ============     ============

Earnings per share:
     Basic .....................................................     $       0.35     $      (0.20)    $       0.11
                                                                     ============     ============     ============
     Diluted ...................................................     $       0.35     $      (0.20)    $       0.11
                                                                     ============     ============     ============

Weighted  average shares outstanding:
     Basic .....................................................       18,965,000       18,965,000       19,390,194
                                                                     ============     ============     ============
     Diluted ...................................................       19,088,026       19,184,437       19,390,194
                                                                     ============     ============     ============

                                                        10